                                                                      EXHIBIT 16

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Kevin M. Carome, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a Trustee or officer of AIM Variable Insurance Funds, a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

         DATED this 24th day of September, 2004.


                                               /s/ Bob R. Baker
                                               ---------------------------------
                                               Bob R. Baker

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Kevin M. Carome, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a Trustee or officer of AIM Variable Insurance Funds, a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

         DATED this 24th day of September, 2004.


                                               /s/ Frank S. Bayley
                                               ---------------------------------
                                               Frank S. Bayley

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Kevin M. Carome, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a Trustee or officer of AIM Variable Insurance Funds, a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

         DATED this 24th day of September, 2004.


                                               /s/ James T. Bunch
                                               ---------------------------------
                                               James T. Bunch

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Kevin M. Carome, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a Trustee or officer of AIM Variable Insurance Funds, a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

         DATED this 24th day of September, 2004.


                                               /s/ Bruce L. Crockett
                                               ---------------------------------
                                               Bruce L. Crockett

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Kevin M. Carome, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a Trustee or officer of AIM Variable Insurance Funds, a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

         DATED this 24th day of September, 2004.


                                               /s/ Albert R. Dowden
                                               ---------------------------------
                                               Albert R. Dowden

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Kevin M. Carome, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a Trustee or officer of AIM Variable Insurance Funds, a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

         DATED this 24th day of September, 2004.


                                               /s/ Edward K. Dunn, Jr.
                                               ---------------------------------
                                               Edward K. Dunn, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Kevin M. Carome, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a Trustee or officer of AIM Variable Insurance Funds, a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

         DATED this 24th day of September, 2004.


                                               /s/ Jack M. Fields
                                               ---------------------------------
                                               Jack M. Fields

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Kevin M. Carome, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a Trustee or officer of AIM Variable Insurance Funds, a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

         DATED this 24th day of September, 2004.


                                               /s/ Carl Frischling
                                               ---------------------------------
                                               Carl Frischling

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Kevin M. Carome, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a Trustee or officer of AIM Variable Insurance Funds, a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

         DATED this 24th day of September, 2004.


                                               /s/ Gerald J. Lewis
                                               ---------------------------------
                                               Gerald J. Lewis

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Kevin M. Carome, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a Trustee or officer of AIM Variable Insurance Funds, a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

         DATED this 24th day of September, 2004.


                                               /s/ Prema Mathai-Davis
                                               ---------------------------------
                                               Prema Mathai-Davis

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Kevin M. Carome, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a Trustee or officer of AIM Variable Insurance Funds, a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

         DATED this 24th day of September, 2004.


                                               /s/ Lewis F. Pennock
                                               ---------------------------------
                                               Lewis F. Pennock

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Kevin M. Carome, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a Trustee or officer of AIM Variable Insurance Funds, a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

         DATED this 24th day of September, 2004.


                                               /s/ Ruth H. Quigley
                                               ---------------------------------
                                               Ruth H. Quigley

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Kevin M. Carome, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a Trustee or officer of AIM Variable Insurance Funds, a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

         DATED this 24th day of September, 2004.


                                               /s/ Louis S. Sklar
                                               ---------------------------------
                                               Louis S. Sklar

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Kevin M. Carome, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a Trustee or officer of AIM Variable Insurance Funds, a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

         DATED this 24th day of September, 2004.


                                               /s/ Larry Soll
                                               ---------------------------------
                                               Larry Soll

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Kevin M. Carome, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a Trustee or officer of AIM Variable Insurance Funds, a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

         DATED this 24th day of September, 2004.


                                               /s/ Mark H. Williamson
                                               ---------------------------------
                                               Mark H. Williamson